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                                                                    EXHIBIT 99.1

               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Form 11-K of the Standard Management Corporation Savings Plan (the "Plan") for the year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of our knowledge and after reasonable inquiry:

         1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.

Standard Management Corporation

June 30, 2003


/s/ Stephen M. Coons
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Stephen M. Coons
Executive Vice President of Standard Management Corporation and Trustee


/s/ Holbrook Hankinson
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Holbrook Hankinson
Executive Vice President of Standard Management Corporation and Trustee